5/27/2022 29 Remington Portfolio Mix Page 29 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 AUM 84 84 73 73 73 73 74 74 74 74 3rd Party 2 2 2 3 5 6 7 9 13 43 TOTAL 86 86 75 76 78 79 81 83 87 117 2020 2021 2022 Remington Managed Hotels(1) (1) Hotels open and operating at the end of each quarter; Q2 2022 as of 5/26/2022